Exhibit 99.2
TSYS Announces 2008 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percentage			Percentage
	2008	2007	Change	2008	2007	Change
Revenues
Electronic payment processing services	$243,088	240,509	1.1%	$976,852	955,926	2.2%
Merchant acquiring services	69,621	63,950	8.9	261,427	254,069	2.9
Other services	64,134	56,938	12.6	253,779	218,128	16.3

Revenues before reimbursables	376,843	361,397	4.3	1,492,058	1,428,123	4.5
Reimbursable items	116,537	97,116	20.0	446,550	377,713	18.2

Total revenues	493,380	458,513	7.6	1,938,608	1,805,836	7.4

Expenses
Salaries & other personnel expense	149,327	145,689	2.5	598,573	576,655	3.8
Net technology & facilities expense	75,626	67,813	11.5	298,701	273,154	9.4
Spin related expenses	1,272	11,834	(89.3)	11,140	13,526	(17.6)
Other operating expenses	59,398	55,364	7.3	212,094	211,277	0.4

Expenses before reimbursable items	285,623	280,700	1.8	1,120,508	1,074,612	4.3
Reimbursable items	116,537	97,116	20.0	446,550	377,713	18.2

Total operating expenses	402,160	377,816	6.4	1,567,058	1,452,325	7.9

Operating income	91,220	80,697	13.0	371,550	353,511	5.1

Nonoperating income	5,027	6,219	(19.2)	5,850	24,180	(75.8)

Income before income taxes, minority interests and equity in income of equity investments	96,247	86,916	10.7	377,400	377,691	(0.1)
Income taxes	30,409	42,226	(28.0)	131,795	143,668	(8.3)

Income before minority interests and equity in income of equity investments	65,838	44,690	47.3	245,605	234,023	4.9
Minority interests	(255)	(541)	52.9	(1,576)	(1,976)	20.2
Equity in income of equity investments	745	1,531	(51.3)	6,071	5,396	12.5

Net income	$66,328	45,680	45.2%	$250,100	237,443	5.3%

Basic earnings per share	$0.34	0.23	46.4%	$1.28	1.21	5.7%

Diluted earnings per share	$0.34	0.23	46.4%	$1.27	1.20	5.6%

Dividend declared per share	$0.07	3.10		$0.28	3.31

Average common shares outstanding	195,403	197,109		196,106	196,759

Average common and common equivalent shares outstanding	195,746	197,379		196,705	197,165

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TSYS Announces 2008 Earnings

	TSYS
	Segment Breakdown
	(unaudited)
	(in thousands)

	Three Months Ended December 31, 2008					Three Months Ended December 31, 2007
	North America	Global	Merchant	Spin-Related		North America	Global	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated

Revenues before reimbursables	$243,554	77,254	62,691	—	383,499	242,169	68,072	57,788	—	368,029
Intersegment revenues	(5,578)	(618)	(460)	—	(6,656)	(5,983)	(486)	(163)	—	(6,632)

Revenues before reimbursables from external customers	$237,976	76,636	62,231	—	376,843	236,186	67,586	57,625	—	361,397

Total revenues	$342,905	80,718	78,675	—	502,298	323,430	70,585	73,298	—	467,313
Intersegment revenues	(7,840)	(618)	(460)	—	(8,918)	(8,151)	(486)	(163)	—	(8,800)

Revenues from external customers	$335,065	80,100	78,215	—	493,380	315,279	70,099	73,135	—	458,513

Depreciation and amortization	$24,409	7,340	7,778	—	39,527	25,303	6,451	6,500	—	38,254

Intersegment expenses	$2,049	(3,016)	(7,951)	—	(8,918)	3,077	(4,202)	(7,675)	—	(8,800)

Segment operating income	$64,722	12,425	15,345	(1,272)	91,220	63,781	11,381	17,369	(11,834)	80,697

Income before income taxes, minority interest and equity income of equity investments	63,315	18,995	15,209	(1,272)	96,247	70,700	10,284	17,766	(11,834)	86,916

Income tax expense	$19,204	5,983	5,578	(356)	30,409	23,491	3,696	5,940	9,099	42,226

Equity in income of equity investments	$560	185	—	—	745	730	801	—	—	1,531

Net Income	$44,671	12,942	9,631	(916)	66,328	47,939	6,848	11,826	(20,933)	45,680

Identifiable assets	1,382,969	324,313	212,779	—	1,920,061	1,271,116	319,279	197,230	—	1,787,625
Intersegment eliminations	(379,995)	(977)	—	—	(380,972)	(305,853)	(1,526)	(1,226)	—	(308,605)

Total assets	1,002,974	323,336	212,779	—	1,539,089	965,263	317,753	196,004	—	1,479,020

	Twelve Months Ended December 31, 2008					Twelve Months Ended December 31, 2007
	North America	Global	Merchant	Spin-Related		North America	Global	Merchant	Spin-Related
	Services	Services	Services	Costs	Consolidated	Services	Services	Services	Costs	Consolidated

Revenues before reimbursables	$973,746	307,361	234,467	—	1,515,574	978,416	243,226	231,947	—	1,453,589
Intersegment revenues	(20,677)	(1,658)	(1,181)	—	(23,516)	(23,474)	(1,187)	(805)	—	(25,466)

Revenues before reimbursables from external customers	$953,069	305,703	233,286	—	1,492,058	954,942	242,039	231,142	—	1,428,123

Total revenues	$1,353,863	318,534	298,792	—	1,971,189	1,294,096	253,498	292,118	—	1,839,712
Intersegment revenues	(29,742)	(1,658)	(1,181)	—	(32,581)	(31,884)	(1,187)	(805)	—	(33,876)

Revenues from external customers	$1,324,121	316,876	297,611	—	1,938,608	1,262,212	252,311	291,313	—	1,805,836

Depreciation and amortization	$98,403	33,490	27,797	—	159,690	101,575	24,213	26,680	—	152,468

Intersegment expenses	$9,920	(12,217)	(30,283)	—	(32,580)	13,128	(16,163)	(30,836)	—	(33,871)

Segment operating income	$268,733	48,362	65,595	(11,140)	371,550	258,256	44,083	64,698	(13,526)	353,511

Income before income taxes, minority interest and equity income of equity investments	266,441	55,983	66,116	(11,140)	377,400	281,935	42,845	66,437	(13,526)	377,691

Income tax expense	$92,217	19,209	23,711	(3,342)	131,795	97,020	14,137	23,412	9,099	143,668

Equity in income of equity investments	$2,145	3,926	—	—	6,071	3,498	1,898	—	—	5,396

Net Income	$176,369	39,124	42,405	(7,798)	250,100	188,413	28,630	43,025	(22,625)	237,443

Note:	Revenues from North America Services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from Global Services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from Merchant Services include TSYS Acquiring’s merchant acquiring and related services.

Effective February 1, 2008, TSYS merged the operations of Golden Retriever LLC with TSYS Acquiring Solutions, LLC. As a result of the merger, the results of Golden Retriever for prior periods have been reclassified to reflect the move from North America Services to the Merchant Services segment.

Equity in income of equity investments for TSYS de Mexico has been reclassified from Global Services to North America Services.
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TSYS Announces 2008 Earnings

TSYS
Balance Sheet
(in thousands)

	Dec 31, 2008	Dec 31, 2007
	(unaudited)	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$220,018	210,518
Restricted cash	35,821	29,688
Accounts receivable, net	257,721	256,970
Deferred income tax assets	11,687	17,152
Prepaid expenses and other current assets	88,690	72,250

Total current assets	613,937	586,578
Property and equipment, net	280,174	283,138
Computer software, net	202,927	205,830
Contract acquisition costs, net	137,402	151,599
Goodwill, net	165,995	142,545
Equity investments, net	85,928	80,905
Other intangible assets, net	17,452	13,462
Other assets	35,274	14,963

Total assets	$1,539,089	1,479,020

Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of notes payable	$8,575	8,648
Accrued salaries and employee benefits	59,844	85,142
Accounts payable	32,318	41,817
Current portion of obligations under capital leases	6,344	3,080
Other current liabilities	141,383	135,108

Total current liabilities	248,464	273,795
Notes payable, excluding current portion	196,294	252,659
Deferred income tax liabilities	51,575	67,428
Obligations under capital leases, excluding current portion	13,576	3,934
Other long-term liabilities	30,212	28,151

Total liabilities	540,121	625,967

Minority interests in consolidated subsidiaries	9,901	8,580

Shareholders’ Equity:
Common stock	20,036	19,966
Additional paid-in capital	121,184	104,762
Accumulated other comprehensive income, net	(2,804)	28,322
Treasury stock	(69,641)	(34,138)
Retained earnings	920,292	725,561

Total shareholders’ equity	989,067	844,473

Total liabilities and shareholders’ equity	$1,539,089	1,479,020

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TSYS Announces 2008 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Twelve Months Ended December 31,
	2008	2007

Cash flows from operating activities:
Net income	$250,100	237,443
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interests in consolidated subsidiaries’ net income	1,576	1,976
Equity in income of equity investments	(6,071)	(5,396)
Dividends received from equity investments	6,421	2,994
Gain on currency translation adjustments, net	(10,481)	(41)
Depreciation and amortization	159,690	152,468
Amortization of debt issuance costs	154	—
Share-based compensation	24,733	18,620
Excess tax benefit from share-based payment arrangements	(90)	(8,507)
Asset impairments	—	1,158
Provisions for (recoveries of) bad debt expense and billing adjustments	3,793	(568)
Charges for transaction processing provisions	3,172	35
Deferred income tax expense (benefit)	4,339	(10,052)
Loss on disposal of equipment, net	182	500
(Increase) decrease in:
Accounts receivable	(18,665)	(8,997)
Prepaid expenses, other current assets and other long-term assets	(48,024)	(14,870)
Increase (decrease) in:
Accounts payable	4,550	10,080
Accrued salaries and employee benefits	(25,267)	4,445
Other current liabilities and other long-term liabilities	5,206	(46,426)

Net cash provided by operating activities	355,318	334,862

Cash flows from investing activities:
Purchases of property and equipment, net	(47,969)	(55,274)
Additions to licensed computer software from vendors	(31,499)	(33,382)
Additions to internally developed computer software	(21,777)	(17,785)
Cash acquired in acquisition of subsidiary	899	—
Cash used in acquisitions and equity investments	(51,826)	(12,552)
Subsidiary repurchase of minority interest	(343)	—
Additions to contract acquisition costs	(41,456)	(22,740)

Net cash used in investing activities	(193,971)	(141,733)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	18,575	263,946
Principal payments on long-term debt borrowings and capital lease obligations	(67,631)	(4,816)
Proceeds from exercise of stock options	268	11,672
Excess tax benefit from share-based payment arrangements	90	8,507
Repurchase of common stock	(35,698)	—
Debt issuance costs	—	(767)
Subsidiary dividends paid to noncontrolling shareholders	(241)	—
Dividends paid on common stock	(55,449)	(655,246)

Net cash used in financing activities	(140,086)	(376,704)

Effect of exchange rate changes on cash and cash equivalents	(11,761)	4,970

Net increase in cash and cash equivalents	9,500	(178,605)
Cash and cash equivalents at beginning of year	210,518	389,123

Cash and cash equivalents at end of period	$220,018	210,518

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TSYS Announces 2008 Earnings

Geographic Area Data:
The following geographic area data represents revenues for the three months ended December 31 based on where the client is domiciled:

	Three Months Ended December 31,
(dollars in millions):	2008	%	2007	%	% Chg

United States	$376.0	76.2%	$347.8	75.8%	8.1%
Europe	65.0	13.2	60.7	13.2	7.0
Canada	32.3	6.5	33.6	7.3	(3.8)
Japan	11.2	2.3	6.8	1.5	65.1
Mexico	2.3	0.5	3.9	0.8	(41.9)
Other	6.6	1.3	5.7	1.4	14.6

	$493.4	100.0%	$458.5	100.0%	7.6%

The following geographic area data represents revenues for the twelve months ended December 31 based on where the client is domiciled:

	Twelve Months Ended December 31,
(dollars in millions):	2008	%	2007	%	% Chg

United States	$1,470.0	75.8%	$1,400.3	77.5%	5.0%
Europe	269.1	13.9	211.8	11.7	27.0
Canada	127.1	6.5	126.7	7.0	0.3
Japan	33.9	1.8	24.5	1.4	38.6
Mexico	13.4	0.7	14.0	0.8	(4.3)
Other	25.1	1.3	28.5	1.6	(12.1)

	$1,938.6	100.0%	$1,805.8	100.0%	7.4%

Geographic Area Revenue by Operating Segment:
The following table reconciles revenues by geography to revenues by reporting segment for the three months ended December 31:

	Three Months Ended December 31,
	North America		Global		Merchant
	Services		Services		Services
(dollars in millions):	2008	2007	2008	2007	2008	2007

United States	$298.1	275.1	—	(0.1)	77.9	72.8
Europe	0.2	0.4	64.8	60.3	—	—
Canada	32.2	33.4	—	—	0.1	0.1
Japan	—	—	11.2	6.8	—	—
Mexico	2.3	3.9	—	—	—	—
Other	2.3	2.5	4.1	3.1	0.2	0.2

	$335.1	315.3	80.1	70.1	78.2	73.1

The following table reconciles revenues by geography to revenues by reporting segment for the twelve months ended December 31:

	Twelve Months Ended December 31,
	North America		Global		Merchant
	Services		Services		Services
(dollars in millions):	2008	2007	2008	2007	2008	2007

United States	$1,173.6	1,109.8	0.2	0.5	296.2	289.9
Europe	0.9	1.7	268.2	210.1	—	—
Canada	126.5	126.2	—	—	0.6	0.6
Japan	—	—	33.9	24.5	—	—
Mexico	13.4	14.0	—	—	—	—
Other	9.7	10.5	14.6	17.2	0.8	0.8

	$1,324.1	1,262.2	316.9	252.3	297.6	291.3

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TSYS Announces 2008 Earnings

Supplemental Information:

	Accounts on File at December 31,
(in millions)	2008	%	2007	%	% Change

Consumer	205.8	58.4%	201.5	53.7%	2.2%
Retail	52.9	15.0	56.8	15.1	(7.0)
Commercial	42.8	12.1	39.0	10.4	9.8
Government services	21.2	6.0	23.7	6.3	(10.7)
Stored Value	24.9	7.1	49.2	13.1	(49.4)
Debit	4.9	1.4	5.3	1.4	(6.2)

	352.5	100.0%	375.5	100.0%	(6.1)%

(in millions)	December 31, 2008	December 31, 2007	% Change
QTD Average Accounts on File	355.5	368.6	(3.5)%
YTD Average Accounts on File	365.7	401.2	(8.8)

	Accounts on File at December 31,
(in millions)	2008	%	2007	%	% Change

Domestic	268.1	76.1%	301.3	80.2%	(11.0)%
International	84.4	23.9	74.2	19.8	13.7

	352.5	100.0%	375.5	100.0%	(6.1)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.
Growth in Accounts on File (in millions):

	December 2007 to	December 2006 to
	December 2008	December 2007
Beginning balance	375.5	416.4
Change in accounts on file due to:
Internal growth of existing clients	36.5	40.3
New clients	22.7	24.2
Purges/Sales	(46.3)	(11.8)
Deconversions	(35.9)	(93.6)

Ending balance	352.5	375.5

Number of Employees (FTEs):	2008	2007
At December 31,	8,110	6,921
Quarterly average for period ended December 31,	8,053	6,910
YTD average for period ended December 31,	7,691	6,799
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TSYS Announces 2008 Earnings

RECONCILIATION OF GAAP TO NON-GAAP
Consolidated

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in thousands, except per share)	2008	2007	% Change	2008	2007	% Change

REVENUES
Total revenues	$493,380	458,513	7.6%	$1,938,608	1,805,836	7.4%
Deduct: reimbursable revenues	(116,537)	(97,116)		(446,550)	(377,713)

Revenues before reimbursables	$376,843	361,397	4.3%	$1,492,058	1,428,123	4.5%

Operating income	$91,220	80,697	13.0%	$371,550	353,511	5.1%
Add: spin-related costs	1,272	11,834		11,140	13,526

Operating income, excluding spin-related expenses	$92,492	92,531	(0.0)%	$382,690	367,037	4.3%

Operating margin, as reported	18.5%	17.6%		19.2%	19.6%

Operating margin, excluding reimbursables	24.2%	22.3%		24.9%	24.8%

Operating margin, excluding reimbursables and spin-related expenses	24.5%	25.6%		25.6%	25.7%

NET INCOME
Net income	$66,328	45,680	45.2%	$250,100	237,443	5.3%
Add: spin-related costs, net of tax	916	20,933		7,798	22,625

Net income, excluding spin-related expenses	$67,244	66,613	0.9%	$257,898	260,068	(0.8)%

Common shares outstanding	195,403	197,109		196,106	196,759

EARNINGS PER SHARE (EPS) — Basic
Basic EPS	$0.34	0.23	46.4%	$1.28	1.21	5.7%
Add: spin-related costs, net of tax per share	—	0.11		0.04	0.11

Basic EPS, excluding spin-related expenses	$0.34	0.34	1.8%	$1.32	1.32	(0.5)%

Operating Segments:
North America Services Segment

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in thousands)	2008	2007	% Change	2008	2007	% Change

REVENUES
Total revenues	$342,905	323,430	6.0%	$1,353,863	1,294,096	4.6%
Deduct: reimbursable revenues	(99,351)	(81,261)		(380,117)	(315,680)

Revenues before reimbursables	$243,554	242,169	0.6%	$973,746	978,416	(0.5)%

Operating income	$64,722	63,781	1.5%	$268,733	258,256	4.1%

Operating margin, as reported	18.9%	19.7%		19.8%	20.0%

Operating margin, excluding reimbursables	26.6%	26.3%		27.6%	26.4%

Global Services Segment

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in thousands)	2008	2007	% Change	2008	2007	% Change

REVENUES
Total revenues	$80,718	70,585	14.4%	$318,534	253,498	25.7%
Deduct: reimbursable revenues	(3,464)	(2,513)		(11,173)	(10,272)

Revenues before reimbursables	$77,254	68,072	13.5%	$307,361	243,226	26.4%

Operating income	$12,425	11,381	9.2%	$48,362	44,083	9.7%

Operating margin, as reported	15.4%	16.1%		15.2%	17.4%

Operating margin, excluding reimbursables	16.1%	16.7%		15.7%	18.1%

Merchant Services Segment

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in thousands)	2008	2007	% Change	2008	2007	% Change

REVENUES
Total revenues	$78,675	73,298	7.3%	$298,792	292,118	2.3%
Deduct: reimbursable revenues	(15,984)	(15,510)		(64,325)	(60,171)

Revenues before reimbursables	$62,691	57,788	8.5%	$234,467	231,947	1.1%

Operating income	$15,345	17,369	(11.7)%	$65,595	64,698	1.4%

Operating margin, as reported	19.5%	23.7%		22.0%	22.1%

Operating margin, excluding reimbursables	24.5%	30.1%		28.0%	27.9%

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TSYS Announces 2008 Earnings

Constant Currency Comparison
(unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
(in thousands, except per share)	2008	2007	Change	2008	2007	Change

Consolidated
Constant currency (1)	$512,159	458,513	11.7	$1,959,729	1,805,836	8.5
Foreign currency (2)	(18,779)	—	(4.1)	(21,121)	—	(1.2)

Total revenues	$493,380	458,513	7.6	$1,938,608	1,805,836	7.4

Constant currency (1)	$95,185	80,697	18.0	$377,037	353,511	6.7
Foreign currency (2)	(3,965)	—	(4.9)	(5,487)	—	(1.6)

Operating income	$91,220	80,697	13.0	$371,550	353,511	5.1

Constant currency (1)	$70,090	45,680	53.4	$255,063	237,443	7.4
Foreign currency (2)	(3,762)	—	(8.2)	(4,963)	—	(2.1)

Net income	$66,328	45,680	45.2	$250,100	237,443	5.3

Constant currency (1)	$0.36	0.23	54.8	$1.31	1.21	7.8
Foreign currency (2)	(0.02)	—	(8.3)	(0.03)	—	(2.1)

Basic Earnings per share	$0.34	0.23	46.4	$1.28	1.21	5.7

Global Services
Constant currency (1)	$99,497	70,585	41.0	$339,655	253,498	34.0
Foreign currency (2)	(18,779)	—	(26.6)	(21,121)	—	(8.3)

Total revenues	$80,718	70,585	14.4	$318,534	253,498	25.7

Constant currency (1)	$16,390	11,381	44.0	$53,849	44,083	22.2
Foreign currency (2)	(3,965)	—	(34.8)	(5,487)	—	(12.4)

Operating income	$12,425	11,381	9.2	$48,362	44,083	9.7

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)	Reflects the impact of actual and forecasted changes in foreign currency rates from the comparable period.
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